                                                                    EXHIBIT 21

Paxson Communications Corporation
List of Subsidiaries

                                                                                           STATE OR OTHER
                                                                                           JURISDICTION OF
                                                                                           INCORPORATION/
NAME                                                                                        ORGANIZATION
-----                                                                                       ---------------
                                                                                               Florida
                                                                                          (except as noted)

America 51, L.P. (1)                                                                          Delaware
Bud Hits, Inc.

Bud Songs, Inc.

Channel 29 of Charleston, Inc.                                                                Delaware
Channel 42 of Little Rock, Inc.                                                               Delaware

Channel 56 of Orlando, Inc.

Channel 64 of Scranton, Inc.                                                                  Delaware
Clearlake Productions, Inc.
Cocola Media Corporation of Florida (f/k/a Cocola Broadcasting Companies)(3)                  Delaware
Cocola Media Corporation of San Francisco                                                    California
Hispanic Broadcasting, Inc.

Infomall Cable Network, Inc.                                                                  Delaware
Infomall of Los Angeles, Inc.

Jetstar Development, Inc.

Ocean State Television, LLC (f/k/a Offshore Television Company, LLC)(2)                     Delaware LLC
PAX Hits Publishing, Inc. (f/k/a PAX Tunes, Inc.)
PAX Internet, Inc. (f/k/a - Excel Marketing Enterprises, Inc.)

PAX Net, Inc.                                                                                 Delaware
PAX Net Television Productions, Inc.

Paxson Akron License, Inc.
Paxson Albany License, Inc.
Paxson Albuquerque License, Inc.
Paxson Atlanta License, Inc.
Paxson Battle Creek License, Inc.
Paxson Birmingham License, Inc.
Paxson Boston License, Inc.
Paxson Boston-46 License, Inc.
Paxson Boston-68 License, Inc.
Paxson Buffalo License, Inc.
Paxson Cedar Rapids License, Inc.
Paxson Charleston License, Inc.
Paxson Chicago License, Inc.

Paxson Communications License Company, LLC                                                  Delaware LLC
Paxson Communications LPTV, Inc.
Paxson Communications Management Company

Paxson Communications of Akron-23, Inc.
Paxson Communications of Albany-55, Inc.
Paxson Communications of Albuquerque-14, Inc.
Paxson Communications of Atlanta-14, Inc.
Paxson Communications of Battle Creek-43, Inc.
Paxson Communications of Birmingham-44, Inc.




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


Paxson Communications Corporation
List of Subsidiaries

                                                                                           STATE OR OTHER
                                                                                           JURISDICTION OF
                                                                                           INCORPORATION/
NAME                                                                                        ORGANIZATION
-----                                                                                       ---------------
                                                                                               Florida
                                                                                          (except as noted)

Paxson Communications of Boston-46, Inc.
Paxson Communications of Boston-60, Inc.
Paxson Communications of Boston-68, Inc.
Paxson Communications of Buffalo-51, Inc.
Paxson Communications of Cedar Rapids-48, Inc.
Paxson Communications of Charleston-29, Inc.
Paxson Communications of Chicago-38, Inc.
Paxson Communications of Cleveland-67, Inc.
Paxson Communications of Dallas-68, Inc.
Paxson Communications of Davenport-67, Inc.
Paxson Communications of Dayton-26, Inc.
Paxson Communications of Decatur-23, Inc.
Paxson Communications of Denver-59, Inc.
Paxson Communications of Des Moines-39, Inc.
Paxson Communications of Detroit-31, Inc.
Paxson Communications of Fayetteville-62, Inc.
Paxson Communications of Fresno-61, Inc.
Paxson Communications of Green Bay-14, Inc.
Paxson Communications of Greensboro-16, Inc.
Paxson Communications of Greenville-38, Inc.
Paxson Communications of Hartford-18, Inc.
Paxson Communications of Honolulu-66, Inc. (f/k/a - Paxson Communications of Hawaii-66, Inc.)
Paxson Communications of Houston-49, Inc.
Paxson Communications of Indianapolis-63, Inc.
Paxson Communications of Jackson-51, Inc.
Paxson Communications of Jacksonville-35, Inc.
Paxson Communications of Kansas City-50, Inc.
Paxson Communications of Knoxville-54, Inc.
Paxson Communications of Lexington-67, Inc.
Paxson Communications of Little Rock-42, Inc.
Paxson Communications of Los Angeles-30, Inc.
Paxson Communications of Los Angeles-63, Inc.
Paxson Communications of Louisville-21, Inc.
Paxson Communications of Memphis-50, Inc.
Paxson Communications of Miami-35, Inc.
Paxson Communications of Milwaukee-55, Inc.
Paxson Communications of Minneapolis-41, Inc.
Paxson Communications of Mobile-61, Inc.
Paxson Communications of Montgomery-22, Inc.
Paxson Communications of Nashville-28, Inc. (formerly - Paxson Communications of Cookeville-28)
Paxson Communications of New London-26, Inc.
Paxson Communications of New Orleans-49, Inc.


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
Paxson Communications Corporation
List of Subsidiaries

                                                                                           STATE OR OTHER
                                                                                           JURISDICTION OF
                                                                                           INCORPORATION/
NAME                                                                                        ORGANIZATION
-----                                                                                       ---------------
                                                                                               Florida
                                                                                          (except as noted)

Paxson Communications of New York-31, Inc.
Paxson Communications of New York-43, Inc.
Paxson Communications of Norfolk-49, Inc.
Paxson Communications of Odessa-30, Inc.
Paxson Communications of Oklahoma City-62, Inc.
Paxson Communications of Orlando-56, Inc.
Paxson Communications of Philadelphia-61, Inc.
Paxson Communications of Phoenix-13, Inc.
Paxson Communications of Phoenix-51, Inc.
Paxson Communications of Pittsburgh-40, Inc.
Paxson Communications of Portland-22, Inc.
Paxson Communications of Portland-23, Inc.
Paxson Communications of Providence-69, Inc.
Paxson Communications of Raleigh-Durham-47, Inc.
Paxson Communications of Roanoke-38, Inc.
Paxson Communications of Sacramento-29, Inc.
Paxson Communications of Salt Lake City-30, Inc.
Paxson Communications of San Antonio-26, Inc.
Paxson Communications of San Jose-65, Inc.
Paxson Communications of San Juan, Inc.
Paxson Communications of Scranton-64, Inc.
Paxson Communications of Seattle-33, Inc.
Paxson Communications of Shreveport-21, Inc.
Paxson Communications of Spokane-34, Inc.
Paxson Communications of Springfield-34, Inc.
Paxson Communications of St. Croix-15, Inc.
Paxson Communications of St. Louis-13, Inc. (formerly - Paxson Communications of Minneapolis-45, Inc.)
Paxson Communications of Syracuse-56, Inc.
Paxson Communications of Tampa-66, Inc.
Paxson Communications of Tucson-46, Inc.
Paxson Communications of Tulsa-44, Inc.
Paxson Communications of Washington-60, Inc.
Paxson Communications of Washington-66, Inc.
Paxson Communications of Wausau-46, Inc.
Paxson Communications of West Palm Beach-67, Inc.
Paxson Communications Television, Inc.
Paxson Communications Unrestricted Holdings, Inc.                                             Delaware
Paxson Dallas License, Inc.
Paxson Davenport License, Inc.
Paxson Dayton License, Inc.
Paxson Decatur License, Inc.
Paxson Denver License, Inc.

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

Paxson Communications Corporation
List of Subsidiaries

                                                                                           STATE OR OTHER
                                                                                           JURISDICTION OF
                                                                                           INCORPORATION/
NAME                                                                                        ORGANIZATION
-----                                                                                       ---------------
                                                                                               Florida
                                                                                          (except as noted)
Paxson Des Moines License, Inc.
Paxson Detroit License, Inc.
Paxson Development, Inc.
Paxson Fayetteville License, Inc.
Paxson Fresno License, Inc.
Paxson Green Bay License, Inc.
Paxson Greensboro License, Inc.
Paxson Greenville License, Inc.
Paxson Hartford License, Inc.
Paxson Hawaii License, Inc.
Paxson Houston License, Inc.
Paxson Indianapolis License, Inc.
Paxson Jackson License, Inc.
Paxson Jacksonville License, Inc.
Paxson Kansas City License, Inc.
Paxson Knoxville License, Inc.
Paxson Lexington License, Inc.
Paxson Little Rock License, Inc.
Paxson Los Angeles License, Inc.
Paxson Martinsburg License, Inc.
Paxson Merchandising & Licensing, Inc.
Paxson Miami-35 License, Inc.
Paxson Milwaukee License, Inc.
Paxson Minneapolis License, Inc.
Paxson Mobile License, Inc.
Paxson Montgomery License, Inc.
Paxson New York License, Inc.
Paxson Odessa License, Inc.
Paxson Oklahoma City License, Inc.
Paxson Orlando License, Inc.
Paxson Philadelphia License, Inc.
Paxson Phoenix License, Inc.
Paxson Pittsburgh License, Inc.
Paxson Portland License, Inc.
Paxson Productions, Inc.
Paxson Raleigh License, Inc.
Paxson Roanoke License, Inc.
Paxson Sacramento License, Inc.
Paxson Salem License, Inc.
Paxson Salt Lake City License, Inc.
Paxson San Jose License, Inc.
Paxson Scranton License, Inc.
Paxson Seattle License, Inc.

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
Paxson Communications Corporation
List of Subsidiaries

                                                                                           STATE OR OTHER
                                                                                           JURISDICTION OF
                                                                                           INCORPORATION/
NAME                                                                                        ORGANIZATION
-----                                                                                       ---------------
                                                                                               Florida
                                                                                          (except as noted)
Paxson Shreveport License, Inc.
Paxson Spokane License, Inc.
Paxson Sports of Miami, Inc.
Paxson Sports Ventures Company
Paxson Springfield License, Inc.
Paxson St. Croix License, Inc.
Paxson St. Louis License, Inc.
Paxson Syracuse License, Inc.
Paxson Tampa-66 License, Inc.
Paxson Television Productions, Inc. (f/k/a Paxson Live Link Productions, Inc.)
Paxson Television, Inc.
Paxson Tennessee License, Inc.
Paxson Tucson License, Inc.
Paxson Tulsa License, Inc.
Paxson Washington License, Inc.
Paxson Wausau License, Inc.
PCC Direct, Inc. (formerly Paxson Merchandising Ventures, Inc.)
Roberts Broadcasting Company of Albuquerque                                                   Delaware
S&E Network, Inc.                                                                            Puerto Rico
South Texas Vision, LLC                                                                       Texas LLC
Syracuse Minority Television, Inc.                                                            Delaware
The Infomall TV Network, Inc.                                                                 Delaware
Travel Channel Acquisition Corporation                                                        Delaware
United Broadcast Group II, Inc.                                                                 Texas
WinStar Christiansted, Inc.                                                                   Delaware
WinStar Odessa, Inc.                                                                          Delaware
WinStar Waterville, Inc.                                                                      Delaware


(1) 49% interest
(2) 50% interest
(3) 90% interest


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